Exhibit 99.1
UNITED STATES DISTRICT COURT

EASTERN DISTRICT OF CALIFORNIA

KENNETH TRAVIS, et al., Derivatively on
Behalf of WASTE CONNECTIONS, INC.,
Plaintiffs,
vs.
RONALD J. MITTELSTAEDT, et al.,
Defendants,

– and –

WASTE CONNECTIONS, INC., a Delaware corporation,
Nominal Defendant.
) ) ) ) ) ) ) ) ) ) )	No. 2:06-cv-02341-JAM-GGH Consolidated Action NOTICE OF PROPOSED SETTLEMENT

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF WASTE CONNECTIONS, INC. (“WASTE CONNECTIONS” OR THE “COMPANY”) AS OF MARCH 19, 2009 (“CURRENT WASTE CONNECTIONS SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION, AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.  YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS.  IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD WASTE CONNECTIONS COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THIS ACTION.  THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT.  IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative litigation (the “Notice”).  This Notice is provided by Order of the United States District Court for the Eastern District of California, Sacramento Division (the “Federal Court”).  It is not an expression of any opinion by the Federal Court.  The purpose of this Notice is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the consolidated shareholder derivative action captioned Travis, et al. v. Mittelstaedt, et al., Case No. 2:06-cv-02341-JAM-GGH (the “Federal Action”).  Plaintiffs Kenneth Travis, Lawrence Pierce, John Banister and Eugene Booen (“Plaintiffs”), Defendants Ronald J. Mittelstaedt, Steven F. Bouck, Darrell W. Chambliss, Michael R. Foos, Eric J. Moser, David M. Hall, Jerri L. Hunt, James M. Little, David G. Eddie, Eric O. Hansen, Kenneth O. Rose, William J. Razzouk, Michael W. Harlan, Eugene V. Dupreau, Robert H. Davis, Robert D. Evans, and Worthing F. Jackman (“Individual Defendants”) and nominal defendant Waste Connections (Waste Connections and the Individual Defendants, collectively, “Defendants”) have agreed upon terms to settle the Federal Action and a parallel consolidated shareholder derivative action pending in the Superior Court for the State of California for the County of Sacramento (the “State Action” and, together with the Federal Action, the “Actions”) and have signed a written Stipulation of Settlement (the “Stipulation”) setting forth those settlement terms.

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On July 15, 2009, at 9:00 a.m., the Federal Court will hold a hearing (the “Final Hearing”) in the Federal Action.  The purpose of the Final Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable and adequate and should be approved; (ii) whether a final judgment should be entered; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	SUMMARY OF THIS LITIGATION

On October 24, 2006, a shareholder derivative complaint captioned Travis v. Mittelstaedt, et al., was filed in the Federal Court against certain current and former officers and directors of Waste Connections, alleging purported causes of action in connection with the Company’s stock option grant practices.  On January 30, 2007, a similar shareholder derivative complaint captioned Pierce and Banister v. Mittelstaedt, et al., was filed in the Federal Court.  The Travis and Pierce and Banister actions were consolidated by order dated March 8, 2007 into the Federal Action.

On October 30, 2006, a similar shareholder derivative complaint captioned Nichols v. Mittelstaedt, et al., was filed in the Superior Court of California for the County of Sacramento (the “State Court”) against certain current and former officers and directors of Waste Connections, alleging similar purported causes of action in connection with the Company’s stock option grant practices.  On April 3, 2007, another similar shareholder derivative complaint captioned Priest v. Mittelstaedt, et al., was filed in the State Court.  The Nichols and Priest actions were consolidated under the caption In re Waste Connections, Inc. Shareholder Derivative Litigation by order dated May 10, 2007 into the State Action.  The State Action subsequently was stayed pending the resolution of the Federal Action.

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On April 25, 2007, Plaintiffs in the Federal Action filed a consolidated shareholder derivative complaint, naming Eugene Booen as an additional plaintiff.  In the consolidated complaint, Plaintiffs generally allege that the Individual Defendants breached their fiduciary duties to the Company by participating in the alleged backdating of stock options and/or receiving allegedly backdated stock options, and that the Individual Defendants unjustly enriched themselves, misused inside information to engage in stock transactions, wasted the Company’s assets, and violated Sections 10(b), 14(a), and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Securities and Exchange Commission (“SEC”) Rule 10b-5 by causing the Company to issue allegedly false proxy statements and by purchasing stock at allegedly inflated prices.  On June 22, 2007, the Company and the Individual Defendants filed motions to dismiss the consolidated Federal Action.  By order dated March 18, 2008, the Federal Court granted the Company’s motion to dismiss and provided the Plaintiffs leave to amend the complaint.  Plaintiffs filed their amended consolidated shareholder derivative complaint on April 8, 2008.  The parties extended the Defendants’ time to respond to the amended consolidated complaint pending completion of a scheduled mediation.

Beginning in November 2007, the parties engaged in substantive settlement negotiations.  Counsel for the parties met in person on November 15, 2007, and held numerous settlement discussions thereafter.  Plaintiffs’ counsel in the Federal Action sent a demand letter to Defendants on December 6, 2007, and settlement discussions continued thereafter.

On May 21, 2007, counsel for the Plaintiffs in the Federal Action and State Action, as well as counsel for the Individual Defendants, Waste Connections, and counsel for Defendants’ insurance carrier, participated in a formal mediation before Honorable Howard B. Wiener (Ret.) of JAMS, a former Associate Justice of the California Court of Appeal.  In July 2008, the parties reached a tentative agreement to settle the derivative litigation, and on July 29, 2008, the parties executed a Memorandum of Understanding setting forth the agreement-in-principle reached by the parties.

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All parties to the Actions have agreed to a resolution of the claims asserted therein and any and all claims which could have been asserted therein, as set forth in the Stipulation.  All parties and their counsel concur that the Settlement described herein is fair, reasonable, adequate and in the best interest of Waste Connections and Current Waste Connections Shareholders.

III.	TERMS OF THE PROPOSED SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Federal Court, are summarized below.  This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available for public inspection.

To fully, finally and forever resolve the Actions, and following extensive, arm’s-length settlement negotiations, the parties have agreed as set forth in the Stipulation as follows:

1.           Waste Connections will implement and/or reaffirm certain corporate governance measures at the Company, which include internal controls and procedures specifically relating to the allegations raised in the Actions, including the administration and documentation of the Company’s stock option plans and awards, and review of the Company’s equity compensation practices (the “Corporate Governance Measures”).  Waste Connections and the Individual Defendants acknowledge that the pendency and prosecution of the Actions were a substantial cause in the Company’s decision to implement and/or reaffirm these Corporate Governance Measures, which confer a benefit to the Company.

2.           The Stipulation also provides for the entry of judgment dismissing the Federal Action against Waste Connections and the Individual Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs, by Waste Connections, or by any of its shareholders, against Waste Connections and the Individual  Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Federal Action or the State Action.  The Stipulation further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Federal Action or the State Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Federal Action or the State Action.

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IV.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

After negotiating the substance of the Corporate Governance Measures described above, the parties engaged in arm’s-length negotiations, which included a formal mediation, regarding the attorneys’ fees and expenses of Plaintiffs’ Counsel in the Actions.  As a result of these negotiations, the parties have agreed that, subject to court approval, the Company will cause its insurance carrier to pay Plaintiffs’ Counsel’s attorneys’ fees and expenses in an aggregate amount, for all of the Actions, of $3,000,000 (the “Fee Award”).  The Fee Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Federal Action and the State Action.  To date, Plaintiffs’ Counsel have not received any payment for their efforts in the Actions.  The Fee Award will compensate Plaintiffs’ Counsel for the results achieved in the Federal Action and the State Action, and for undertaking the prosecution of the Federal Action and the State Action on a contingent basis.

V.	REASONS FOR THE SETTLEMENT

Counsel for the parties believe the Settlement is in the best interests of Waste Connections and Current Waste Connection Shareholders.

A.	Why Did the Plaintiffs Agree to Settle?

Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Federal Action and the State Action.  Plaintiffs’ Counsel have analyzed the evidence adduced during their investigation, and have researched the applicable law with respect to the potential claims of Plaintiffs, Waste Connections, and Current Waste Connections Shareholders against the Defendants, as well as the potential defenses thereto.

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Based upon the investigation and analysis described above, Plaintiffs and their counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable and adequate to Plaintiffs, Waste Connections and Current Waste Connections Shareholders, and in their best interests, and have agreed to settle the claims raised in the Federal Action and the State Action pursuant to the terms and provisions of the Stipulation after considering, among other things: (i) the substantial benefits that Waste Connections and Current Waste Connections Shareholders have received or will receive from the Settlement; (ii) the attendant risks of continued litigation of the Federal Action and the State Action; (iii) actions taken by Waste Connections in response to alleged options dating issues at the Company, including the Corporate Governance Measures; and (iv) the desirability of permitting the Settlement to be consummated.

In particular, Plaintiffs and their counsel considered the significant litigation risk inherent in the Federal Action and the State Action.  The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative claim.  While Plaintiffs believe their claims are meritorious, Plaintiffs acknowledge that there is a substantial risk that the Actions may not succeed in producing a recovery in light of the applicable legal standards and possible defenses.  In fact, the Federal Court previously granted the Company’s motion to dismiss the consolidated complaint (with leave to amend), and there existed the possibility that the Court would dismiss with prejudice the amended consolidated complaint upon Defendants’ motions.  Plaintiffs and their counsel believe that, under the circumstances, they have obtained the best possible relief for Waste Connections and for Current Waste Connections Shareholders.

B.	Why Did the Defendants Agree to Settle?

The Defendants have strenuously denied and continue to deny each and every allegation of wrongdoing or liability made against them or that could have been made against them in the Actions. The Defendants have further asserted that at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of Waste Connections and Current Waste Connections Shareholders.  The Defendants assert that they have meritorious defenses to the claims in the Actions, and that judgment should be entered dismissing all claims against them with prejudice.  Nonetheless, the Defendants have entered into the Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this burdensome litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

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VI.	FINAL COURT HEARING REGARDING THE SETTLEMENT

On July 15, 2009, at 9:00 a.m., the Federal Court will hold the Final Hearing at the United States District Court for the Eastern District of California, Sacramento Division, United States Courthouse, 501 I Street, Sacramento, California 95814.  At the Final Hearing, the Federal Court will consider whether the terms of the Settlement are fair, reasonable and adequate and thus should be finally approved and whether the Federal Action should be dismissed with prejudice pursuant to the Stipulation.

VII.	YOUR RIGHT TO ATTEND THE FINAL HEARING

Any Current Waste Connections Shareholder may, but is not required to, appear in person at the Final Hearing.  CURRENT WASTE CONNECTIONS SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE FINAL HEARING OR TAKE ANY OTHER ACTION.  If you want to be heard at the Final Hearing, then you must comply with the procedures for objecting, which are set forth below.  The Federal Court has the right to change the hearing dates or times without further notice.  Thus, if you are planning to attend the Final Hearing, you should confirm the date and time before going to the Federal Court.

VIII.	YOUR RIGHT TO OBJECT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement.  You must object in writing, and you may request to be heard at the Final Hearing.  IF YOU CHOOSE TO OBJECT, THEN YOU MUST COMPLY WITH THE FOLLOWING PROCEDURES.

A.	You Must Make Detailed Objections in Writing

Any objections must be submitted in writing and must contain the following information:

1.           Your name, legal address, and telephone number;

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2.           Proof of being a Current Waste Connections Shareholder as of March 19, 2009;

3.           The date(s) you acquired your Waste Connections shares;

4.           A detailed statement of your specific position with respect to the matters to be heard at the Final Hearing, including a statement of each objection being made;

5.           The grounds for each objection or the reasons for your desiring to appear and to be heard;

6.           Notice of whether you intend to appear at the Final Hearing (this is not required if you have lodged your objection with the Court); and

7.           Copies of any papers you intend to submit to the Federal Court, along with the names of any witness(es) you intend to call to testify at the Final Hearing and the subject(s) of their testimony.

The Court will not consider any objection that does not substantially comply with the above requirements.

B.	You Must Timely Deliver Written Objections to the Federal Court, Plaintiffs’ Counsel, and Defendants’ Counsel

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN July 1, 2009.  The Clerk’s address is:
Clerk of the Court
United States District Court
Eastern District of California
United States Courthouse
501 I Street, Suite 4-200
Sacramento, CA  95814

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN July 1, 2009.  Counsel’s addresses are:

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Ellen Gusikoff Stewart
Coughlin Stoia Geller
  Rudman & Robbins LLP
655 West Broadway, Suite 1900
San Diego, CA  92101

Eric L. Zagar
Barroway Topaz Kessler
   Meltzer & Check, LLP
280 King of Prussia Road
Radnor, PA  19087

Counsel for Plaintiffs in the Federal Action

- and -

John C. Tang Latham & Watkins LLP 140 Scott Drive Menlo Park, CA 94025 Counsel for the Individual Defendants and Nominal Defendant Waste Connections, Inc.

The Federal Court will not consider any objection that is not timely filed with the Federal Court or not timely delivered to Plaintiffs’ counsel and Defendants’ counsel.  Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal), and will be forever barred from raising such objection or request to be heard in this or any other related action or proceeding.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation.  It is not a complete statement of the events of the Federal Action, the State Action or the Stipulation.

You may inspect the Stipulation and other papers filed in the Federal Action at the United States District Clerk’s office at any time during regular business hours of each business day.  The Clerk’s office is located at the United States Courthouse, 501 I Street, Suite 4-200, Sacramento, California 95814.  However, you must appear in person to inspect these documents.  The Clerk’s office will not mail copies to you.

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PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS ABOUT THIS NOTICE, THE SETTLEMENT, OR THE ACTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.  Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ counsel, at the address set forth above.

DATED May 29, 2009	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT EASTERN DISTRICT OF CALIFORNIA SACRAMENTO DIVISION

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